================================================================================
--------------------------------------------------------------------------------
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549




                                FORM 8-K

                              Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                    Date of Report: August 20, 2001



                    Commission file number 0-29172

                      ProMedCo Management Company

          (Exact name of Registrant as specified in its charter)



              Delaware                             75-2529809
   (State or other jurisdiction of              (I.R.S. Employer
    incorporation or organization)            Identification Number)


     1200 Summit Ave. Suite 502
         Fort Worth, Texas                              76102
   (Address of principal executive offices)           (Zip Code)

                                 (817) 335-5035
            (Registrant's telephone number, including area code)


                       (Former address since last report)





================================================================================
--------------------------------------------------------------------------------

Item 5.           Other Events

         On April 4, 2001, ProMedCo Management Company, a Delaware corporation (the "Company"), filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Texas (the "Bankruptcy Court").

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. The Company's unconsolidated, unaudited monthly operating report dated July 31, 2001 is filed as Exhibit 99.1 hereto.

         On August 1, 2001 the Securities and Exchange Commission served the Company with a subpoena issued in connection with an investigation of the Company being conducted by the Commission. The investigation appears to relate primarily to the Company's disclosures concerning its ability to borrow under its bank credit agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.                        Description

99.1                          Unconsolidated, Unaudited Monthly
                              Operating Report dated July 31, 2001.




                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    August 20, 2001             ProMedCo Management Company




                                     By: /s/ Charles McQueary
                                     Name: Charles McQueary
                                     Title:   Chief Executive Officer

                                     Exhibit Index


Exhibit No.                      Exhibit

99.1                    Unconsolidated, Unaudited Monthly
                        Operating Report dated July 31, 2001.